POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of Electronic Sensor Technology, Inc., a Nevada corporation (the "Corporation"), hereby constitute and appoint Teong Lim and Francis Chang, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Annual Report for the fiscal year ended December 31, 2005 on Form 10-KSB to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Exchange Act of 1933, as amended, and any amendment or amendments to such Annual Report, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date:______________________                         By:
                                                        ------------------------
                                                            James Frey, Chairman


Date: March 6, 2006                                 By: /s/ Francis Chang
                                                        ------------------------
                                                         Francis Chang, Director


Date: March 6, 2006                                 By: /s/ Teong Lim
                                                        ------------------------
                                                            Teong Lim, Director


Date: March 6, 2006                                 By: /s/ Edward Staples
                                                        ------------------------
                                                        Edward Staples, Director


Date: March 6, 2006                                 By: /s/ Mike Krishnan
                                                        ------------------------
                                                        Mike Krishnan, Director


Date: March 4, 2006                                 By: /s/ James Wilburn
                                                        -----------------------
                                                        James Wilburn, Director